                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2000 (September 7, 2000)

                  ENDO PHARMACEUTICALS HOLDINGS INC.

        (Exact name of registrant as specified in its charter)

   DELAWARE                            39040                    13-4022871
(State or other               (Commission File Number)       (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)

         100 Painters Drive
      Chadds Ford, Pennsylvania                                   19317
(Address of principal executive offices)                        (Zip Code)


                                 (610) 558-9800

              (Registrant's telephone number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.

         On September 7, 2001, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Business Acquired.

            Not applicable.

(b)   Pro Forma Financial Information.

            Not applicable.

(c)   Exhibits.

Exhibit Number    Description
--------------    -----------
     99.1         Press release issued by Endo Pharmaceuticals Holdings Inc.
                  on September 7, 2001

     99.2 Registration Statement on Form S-3 (incorporated by reference to Registration Statement on Form S-3 (File No. 333-69136), filed on September 7, 2001)


ITEM 9. REGULATION FD DISCLOSURE

         On September 7, 2001, the Registrant filed a registration statement on Form S-3 with the Securities and Exchange Commission relating to a public offering of 11.4 million shares of its common stock, excluding the underwriters' over-allotment option. The registration statement contains new information regarding the Registrant. This registration statement on Form S-3 is filed herewith as Exhibit 99.2 and is incorporated by reference herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        ENDO PHARMACEUTICALS HOLDINGS INC.
                                              (Registrant)


                        By:/s/ Jeffrey R. Black
                           ----------------------------------
                           Name: Jeffrey R. Black
                           Title: Chief Financial Officer





Dated: September 7, 2001


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                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------
     99.1         Press release issued by Endo Pharmaceuticals Holdings Inc.
                  on September 7, 2001

     99.2 Registration Statement on Form S-3 (incorporated by reference to Registration Statement on Form S-3 (File No. 333-69136), filed on September 7, 2001)


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